UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square SSI Alternative Income Fund

(Class I: PSCIX)

(Class A: PSCAX)

ANNUAL REPORT

MARCH 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Palmer Square SSI Alternative Income Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Supplemental Information	36
Expense Example	43

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square SSI Alternative Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund

March 2019

The Palmer Square SSI Alternative Income Fund (“PSCIX/PSCAX” or the “Fund”) seeks absolute returns by employing an alternative income strategy focused around convertible bonds. PSCIX returned 2.71% (net of fees) for the one year period from 4/1/2018 to 3/31/2019. Recent performance versus the Fund’s benchmark is listed below

PSCIX Performance Net of Fees (inception 5/25/2012)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	1.22%	0.60%	0.80%										2.64%
2018	0.30%	0.20%	0.00%	0.20%	0.20%	0.05%	-0.10%	0.50%	-0.10%	0.10%	-0.30%	-0.48%	0.57%
2017	1.03%	0.30%	0.20%	0.40%	0.20%	0.47%	0.50%	0.30%	0.40%	0.20%	0.20%	0.06%	4.35%
2016	-1.82%	-0.22%	1.86%	1.82%	0.84%	0.49%	1.36%	1.03%	0.00%	0.31%	-0.20%	0.13%	5.68%
2015	0.00%	0.51%	0.10%	0.80%	0.00%	-0.60%	-0.71%	-0.92%	-0.41%	0.52%	-0.52%	-1.16%	-2.39%
2014	0.49%	0.49%	0.10%	0.29%	0.48%	-0.07%	0.10%	-0.10%	-0.68%	-1.08%	-0.10%	-0.69%	-0.79%
2013	0.98%	0.29%	0.48%	0.77%	0.38%	-1.35%	0.29%	-0.19%	0.49%	0.39%	-0.19%	-0.01%	2.34%
2012					-0.30%	0.30%	0.70%	0.50%	0.79%	0.20%	0.00%	0.19%	2.40%

Performance Analysis Net of Fees (as of 3/31/2019)

	Q1 2019	1 Year	3 Years	5 Years	Since Inception Annualized
PSCIX	2.64%	2.71%	4.49%	1.75%	2.13%
FTSE 3-Month Treasury Bill Index	0.60%	2.11%	1.17%	0.72%	0.54%

Class I shares – Annual Expense Ratio: Gross 1.78%. Class A shares – Annual Expense Ratio: Gross 2.03%/Maximum Sales Load 5.75%. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any shareholder servicing plan fees, acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until July 31, 2019, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted here represents past performance. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. The performance data for the Class A share reflects payment of the 5.75% maximum sales charge at the beginning of the stated periods. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC     1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Please find below key details about the Fund’s portfolio holdings and sector allocations:

Exhibit 1 - Portfolio Characteristics

Key Strategy Attributes	6/30/2018	9/30/2018	12/31/2018	3/31/2019
Number of Positions	138	137	124	115
Average Hedge Ratio*	58%	55%	44%	49%
Average Conversion Premium*	35.6%	36.3%	63.1%	46.5%
Median Issue Size	$325M	$321M	$316M	$300M
Average Percentage Below Theoretical (Fair) Value*	1.23%	1.52%	1.37%	1.67%

Exhibit 2 - Sector Allocation (%)

Key Strategy Attributes	6/30/2018	9/30/2018	12/31/2018	3/31/2019
Financials	16%	17%	24%	25%
Information Technology	24%	21%	22%	23%
Health Care	21%	20%	20%	17%
Industrials	9%	7%	7%	8%
Energy	8%	10%	5%	6%
Consumer Discretionary	5%	7%	5%	4%
Real Estate	6%	6%	5%	4%
Materials	5%	6%	5%	4%
Telecommunication Services	1%	4%	4%	4%
Utilities	2%	2%	2%	3%
Consumer Staples	2%	1%	0%	1%

*See “Notes and Disclosure” for term definitions. Portfolio composition will change due to ongoing management of the Fund. Sector references should not be construed as recommendations by the Fund, its Advisor or Distributor.

Economy

During the 1st quarter of 2019, markets rebounded strongly from the turmoil seen across credit and equities late in 2018. Economic growth is expected to decelerate to under 3% in 2019, but domestic recession fears appear to have subsided. The global economic environment is less robust, with China showing signs of bottoming, while Europe is sluggish. The Fed became significantly more dovish, and appears to be committed to avoiding a policy mistake. Trade negotiations with China are showing signs of progress, however a deal has not yet been reached.

Financial Markets

During the 4th quarter of 2018 equity market weakness was widespread, with virtually all the major indices posting double digit declines. Credit spreads widened substantially, resulting in a -4.5% decline in the Barclays High Yield Index. Interest rates moved lower and high quality bonds rallied, as the 10-Year U.S. Treasury yield declined from 3.06% to 2.68%. Volatility, as measured by the CBOE Volatility Index (VIX), spiked, rising from 12.1 on September 30 to a high of 36.1 in late December. Oil prices plunged, with WTI falling from $75 to $47 during the quarter.

Palmer Square Capital Management LLC     1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Equity markets posted significant gains in the first quarter of 2019, however most indices did not recover all of the decline seen in the fourth quarter of 2018. Oil prices rose, with WTI Crude climbing from $47 to $60 during the quarter. Credit markets strengthened, with spreads narrowing substantially in Q1 2019.

Convertible Market Dynamics

The combination of narrowing credit spreads and lower interest rates created a favorable backdrop for convertibles in 2019. The yields offered by convertibles have become more attractive on a relative basis, as yields on other fixed income investments have fallen; interest rates moved lower as the 10-Year US Treasury yield went from 2.69% to 2.41%, resulting in a slight inversion of 3-month to 10-year yield curve. The Investment Team believes convertible valuations remain reasonable, with some segments of the market substantially undervalued. Domestic new issuance reaccelerated in February and March, resulting in a first quarter total of $11.9 billion.

Portfolio Recap

Although the portfolio was helped by higher volatility in Q4 2018, the positive effects failed to fully offset the negative impact from credit spread widening. Many convertibles have strong balance sheets and withstood credit market fluctuations relatively well. As a result of the decline in equities, more convertible holdings are now trading in the attractive balanced zone. At times, heightened volatility may create opportunities for the strategy. In general, yields had risen and the average bond was trading below par, resulting in a static yield of about 4 to 5%, which was the highest we had seen in some time.

In Q1 2019 the Fund benefitted from narrowing credit spreads and lower interest rates. Although overall market volatility declined during the quarter, with the VIX Index ending the quarter at 13.7, individual issue volatility continued to provide profitable opportunities across the portfolio. Narrowing credit spreads and a lower rate environment was supportive to the Fund’s performance.

Outlook

The combination of modest economic growth (GDP expected to be in the 2-3% in 2019) and a low interest rate environment creates a favorable backdrop for the financial markets. The Investment Team believes that increased volatility, due to being at what may be the latter stages of the credit cycle, may benefit the Fund. At this juncture, the key drivers of the Fund, are primarily favorable, although the Investment Team is cautiously optimistic and would not expect gains to continue at the strong rate seen in the first quarter.

Thank you for your continued investment. Please do not hesitate to contact us at investorrelations@ palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC     1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure

Average Conversion Premium - The average amount by which the price of a convertible security exceeds the current market value of the common stock into which it may be converted. Average Hedge Ratio - The average of a ratio of the value of the proportion of a position that is hedged to the value of the entire position. A hedge ratio shows how exposed an investment is to risk. Average Percentage Below Theoretical (Fair) Value – The average percentage below the calculated price at which a security should sell.

FTSE 3-Month T-Bill Index - This index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues. The S&P 500 Index is a market-value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. It is not possible to invest directly in an index.

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Funds seeking absolute return are not designed to outperform stocks and bonds in strong markets. Asset allocation decisions may not always be correct and may adversely affect Fund performance.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on a convertible security’s investment value. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. The use of leverage can magnify the changes in the Fund’s value and make the fund more volatile. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is actively managed and may experience high turnover. This may cause higher fees, expenses and taxes, which could detract from Fund performance.

The allocations shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

Positions shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these positions will prove to be profitable or that the Fund’s investment objective will be met. Please note that these positions were selected by Palmer Square. The above does not represent a full portfolio. Accordingly, no inference as it pertains to performance or otherwise should be drawn from the selected positions. There can be no assurance that the Fund will be able to achieve comparable results or that the Fund will be able to implement its investment strategy or achieve its investment objectives. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square employees or representatives do not assume any responsibility for the accuracy of such information. The views expressed herein are for informational purposes only. There is no guarantee that the views and opinions expressed in this letter will come to pass.

The Palmer Square SSI Alternative Income Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC    1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund

FUND PERFORMANCE at March 31, 2019 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-Bill Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2019	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class I1	2.71%	4.49%	1.75%	2.13%	05/25/12
Class A2	2.47%	4.24%	1.51%	1.90%	05/25/12
After deducting maximum sales charge
Class A2	-3.40%	2.20%	0.31%	1.02%	05/25/12
FTSE 3-Month T-Bill Index	2.11%	1.17%	0.72%	0.54%	05/25/12

[1]	Class I shares do not have any initial or deferred sales charge.
[2]	Maximum sales charge for Class A shares is 5.75%. No deferred sales charge will be imposed on any purchases.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted the most recent month end performance may be obtained by calling (866) 933-9033.

Expense ratios for Class A and Class I shares were 2.03% and 1.78%, respectively, which were the amounts stated in the current prospectus dated August 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor and Sub-Advisor have contractually agreed to waive their fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.74% and 1.49% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until July 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS

As of March 31, 2019

Principal Amount		Value
	Bonds – 77.6%
	Basic Materials – 1.9%
$2,217,000	Cleveland-Cliffs, Inc. 1.500%, 1/15/2025[1,2]	$3,032,466
2,459,000	First Majestic Silver Corp. 1.875%, 3/1/2023[1,3]	2,390,886
		5,423,352
	Communications – 10.6%
2,151,000	CalAmp Corp. 2.000%, 8/1/2025[1,4]	1,688,709
2,151,000	Chegg, Inc. 0.250%, 5/15/2023[1,4]	3,248,858
1,502,000	FireEye, Inc. 1.625%, 6/1/2035[1,5]	1,408,847
1,542,000	Harmonic, Inc. 4.000%, 12/1/2020[1]	1,760,881
5,240,000	Liberty Interactive LLC 3.500%, 1/15/2031[1,2,5]	3,970,159
2,152,000	Liberty Media Corp. 2.250%, 12/1/2048[1,4,5]	2,406,999
1,647,000	MercadoLibre, Inc. 2.000%, 8/15/2028[1,4]	2,218,303
2,053,000	Pandora Media LLC 1.750%, 12/1/2023[1]	2,288,340
1,546,000	Perficient, Inc. 2.375%, 9/15/2023[1,4]	1,510,154
3,276,000	Wayfair, Inc. 0.375%, 9/1/2022[1,2]	5,029,332
1,845,000	Weibo Corp. 1.250%, 11/15/2022[1,3,4]	1,712,345
2,265,000	Zillow Group, Inc. 2.000%, 12/1/2021[1,2]	2,322,001
		29,564,928
	Consumer, Cyclical – 2.2%
1,844,000	EZCORP, Inc. 2.375%, 5/1/2025[1,4]	1,607,040
2,389,000	Meritor, Inc. 3.250%, 10/15/2037[1,5]	2,304,910
2,306,000	Navistar International Corp. 4.750%, 4/15/2019[1]	2,311,763
		6,223,713
	Consumer, Non-cyclical – 17.3%
1,633,000	Alder Biopharmaceuticals, Inc. 2.500%, 2/1/2025[1,2]	1,566,984

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Consumer, Non-cyclical (Continued)
$2,054,000	Exact Sciences Corp. 1.000%, 1/15/2025[1]	$2,808,849
1,359,000	Flexion Therapeutics, Inc. 3.375%, 5/1/2024[1]	1,192,523
2,459,000	FTI Consulting, Inc. 2.000%, 8/15/2023[1,4]	2,517,401
1,542,000	Horizon Pharma Investment Ltd. 2.500%, 3/15/2022[1,3]	1,759,163
2,609,000	Huron Consulting Group, Inc. 1.250%, 10/1/2019[1]	2,575,704
3,255,000	Innoviva, Inc. 2.125%, 1/15/2023[1]	3,310,322
1,654,000	Insmed, Inc. 1.750%, 1/15/2025[1]	1,676,503
1,238,000	Insulet Corp. 1.250%, 9/15/2021[1,2]	2,044,484
2,750,000	Ionis Pharmaceuticals, Inc. 1.000%, 11/15/2021[1,2]	3,724,438
3,484,000	Ironwood Pharmaceuticals, Inc. 2.250%, 6/15/2022[1,2]	3,848,625
3,150,000	Ligand Pharmaceuticals, Inc. 0.750%, 5/15/2023[1,4]	2,709,567
2,998,000	Medicines Co. 2.750%, 7/15/2023[1]	2,537,102
1,661,000	Neurocrine Biosciences, Inc. 2.250%, 5/15/2024[1]	2,248,768
2,296,000	Radius Health, Inc. 3.000%, 9/1/2024[1]	1,911,420
1,684,000	Retrophin, Inc. 2.500%, 9/15/2025[1]	1,574,127
2,206,000	Square, Inc. 0.500%, 5/15/2023[1,4]	2,663,255
1,491,000	Team, Inc. 5.000%, 8/1/2023[1]	1,616,784
1,647,000	Theravance Biopharma, Inc. 3.250%, 11/1/2023[1,3]	1,599,382
1,323,000	Verastem, Inc. 5.000%, 11/1/2048[1,5]	1,049,394
2,354,000	Wright Medical Group N.V. 2.250%, 11/15/2021[1,2,3]	3,654,397
		48,589,192

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Principal Amount		Value
	Bonds (continued)
	Energy – 3.2%
$3,845,000	Cheniere Energy, Inc. 4.250%, 3/15/2045[1,2,5]	$3,025,534
1,247,000	Helix Energy Solutions Group, Inc. 4.125%, 9/15/2023[1,2]	1,401,369
1,286,000	Newpark Resources, Inc. 4.000%, 12/1/2021[1]	1,586,667
3,078,000	SEACOR Holdings, Inc. 3.250%, 5/15/2030[1,5]	2,799,290
		8,812,860
	Financial – 19.6%
	Apollo Commercial Real Estate Finance, Inc.
810,000	4.750%, 8/23/2022[1]	791,957
2,568,000	5.375%, 10/15/2023[1]	2,517,480
1,538,000	Arbor Realty Trust, Inc. 5.250%, 7/1/2021[1,4]	1,601,904
2,966,000	AXA S.A. 7.250%, 5/15/2021[1,3,4]	2,981,171
1,638,000	BlackRock TCP Capital Corp. 5.250%, 12/15/2019[1,2]	1,656,336
	Blackstone Mortgage Trust, Inc.
1,741,000	4.375%, 5/5/2022[1]	1,763,109
1,437,000	4.750%, 3/15/2023[1]	1,455,248
1,163,000	Encore Capital Europe Finance Ltd. 4.500%, 9/1/2023[1,3]	1,045,182
	Encore Capital Group, Inc.
994,000	3.000%, 7/1/2020[1,2]	951,338
1,293,000	2.875%, 3/15/2021[1]	1,194,497
2,244,000	Forestar Group, Inc. 3.750%, 3/1/2020[1]	2,241,772
	Granite Point Mortgage Trust, Inc.
2,038,000	5.625%, 12/1/2022[1,4]	2,039,045
737,000	6.375%, 10/1/2023[1]	745,739
2,675,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc. 4.125%, 9/1/2022[1]	2,713,453
2,173,000	Hercules Capital, Inc. 4.375%, 2/1/2022[1]	2,127,736
3,299,000	Hope Bancorp, Inc. 2.000%, 5/15/2038[1,4,5]	2,918,840
2,010,000	IH Merger Sub LLC 3.500%, 1/15/2022[1]	2,302,616
1,609,000	iStar, Inc. 3.125%, 9/15/2022[1]	1,480,280

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Financial (Continued)
$2,305,000	KKR Real Estate Finance Trust, Inc. 6.125%, 5/15/2023[1,4]	$2,363,088
2,941,000	MGIC Investment Corp. 9.000%, 4/1/2063[1,4]	3,797,243
1,498,000	New Mountain Finance Corp. 5.750%, 8/15/2023[1,5]	1,506,164
3,002,000	PennyMac Corp. 5.375%, 5/1/2020[1,2]	3,015,884
	PRA Group, Inc.
1,824,000	3.000%, 8/1/2020[1]	1,765,152
1,689,000	3.500%, 6/1/2023[1]	1,516,999
2,972,000	Prospect Capital Corp. 6.375%, 3/1/2025[1,5]	2,934,850
	Redwood Trust, Inc.
1,950,000	4.750%, 8/15/2023[1]	1,874,282
1,089,000	5.625%, 7/15/2024[1]	1,065,583
2,641,000	Two Harbors Investment Corp. 6.250%, 1/15/2022[1]	2,673,759
		55,040,707
	Industrial – 6.7%
2,098,000	Aerojet Rocketdyne Holdings, Inc. 2.250%, 12/15/2023[1,2]	3,119,716
3,243,000	Atlas Air Worldwide Holdings, Inc. 1.875%, 6/1/2024[1]	3,493,544
1,967,000	Cemex S.A.B. de C.V. 3.720%, 3/15/2020[1,3]	1,957,478
1,562,000	II-VI, Inc. 0.250%, 9/1/2022[1]	1,637,946
1,621,000	Knowles Corp. 3.250%, 11/1/2021[1]	1,899,193
2,344,000	OSI Systems, Inc. 1.250%, 9/1/2022[1]	2,382,090
1,319,000	Ship Finance International Ltd. 4.875%, 5/1/2023[1,2,3]	1,306,832
3,464,000	SunPower Corp. 4.000%, 1/15/2023[1]	2,865,923
		18,662,722
	Technology – 15.5%
1,661,000	Atlassian, Inc. 0.625%, 5/1/2023[1,4]	2,483,554
1,350,000	Cree, Inc. 0.875%, 9/1/2023[1,4]	1,550,291

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Technology (Continued)
$1,206,000	Cypress Semiconductor Corp. 4.500%, 1/15/2022[1]	$1,543,771
2,306,000	Electronics For Imaging, Inc. 2.250%, 11/15/2023[1,4]	2,374,052
1,446,000	Envestnet, Inc. 1.750%, 6/1/2023[1,4]	1,666,392
2,459,000	Evolent Health, Inc. 1.500%, 10/15/2025[1,4]	1,957,037
2,543,000	j2 Global, Inc. 3.250%, 6/15/2029[1,5]	3,403,846
3,867,000	Microchip Technology, Inc. 1.625%, 2/15/2027[1,2]	4,254,860
2,784,000	Momo, Inc. 1.250%, 7/1/2025[1,3,4]	2,695,541
1,405,000	MongoDB, Inc. 0.750%, 6/15/2024[1,4]	3,106,573
1,392,000	New Relic, Inc. 0.500%, 5/1/2023[1,4]	1,567,925
1,232,000	ON Semiconductor Corp. 1.625%, 10/15/2023[1]	1,519,493
1,281,000	Pure Storage, Inc. 0.125%, 4/15/2023[1,4]	1,377,772
1,470,000	Rapid7, Inc. 1.250%, 8/1/2023[1,4]	2,008,489
1,081,000	RealPage, Inc. 1.500%, 11/15/2022[1]	1,668,275
2,458,000	Splunk, Inc. 1.125%, 9/15/2025[1,4]	2,701,445
2,005,000	Synaptics, Inc. 0.500%, 6/15/2022[1]	1,855,158
1,260,000	Tabula Rasa HealthCare, Inc. 1.750%, 2/15/2026[1,4]	1,346,221
1,505,000	Veeco Instruments, Inc. 2.700%, 1/15/2023[1]	1,291,260
2,252,000	Workday, Inc. 0.250%, 10/1/2022[1]	3,190,805
		43,562,760
	Utilities – 0.6%
1,380,000	NRG Energy, Inc. 2.750%, 6/1/2048[1,4,5]	1,572,823
	Total Bonds (Cost $203,692,419)	217,453,057

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Number of Shares		Value
	Exchange-Traded Funds – 0.7%
90,000	ProShares Short 20+ Year Treasury[2]	$1,935,900
	Total Exchange-Traded Funds (Cost $2,134,263)	1,935,900
	Preferred Stocks – 13.2%
	Basic Materials – 0.6%
1,616	A Schulman, Inc. 6.000%, N/A1,6	1,668,520
	Energy – 0.6%
64,878	Nabors Industries Ltd. 6.000%, 5/1/2021[1,3]	1,756,572
	Financial – 7.1%
47,375	AMG Capital Trust II 5.150%, 10/15/2037[1]	2,416,116
2,702	Bank of America Corp. 7.250%, N/A [1,2,6]	3,528,798
2,335	Cowen, Inc. 5.625%, N/A [1,2,6]	1,939,885
60,561	iStar, Inc. 4.500%, N/A [1,2,5,6]	2,601,095
65,727	New York Community Capital Trust V 6.000%, 11/1/2051[1]	3,170,999
16,292	QTS Realty Trust, Inc. 6.500%, N/A [1,6]	1,773,303
18,276	Virtus Investment Partners, Inc. 7.250%, 2/1/2020[1]	1,609,385
2,124	Wells Fargo & Co. 7.500%, N/A [1,6]	2,752,364
		19,791,945
	Industrial – 1.8%
21,447	Colfax Corp. 5.750%, 1/15/2022[1]	2,861,780
21,541	Energizer Holdings, Inc. 7.500%, 1/15/2022[1]	2,096,478
		4,958,258
	Technology – 1.0%
2,716	NCR Corp. 5.500%, N/A *,1,6	2,971,584
	Utilities – 2.1%
30,643	CenterPoint Energy, Inc. 7.000%, 9/1/2021[1]	1,623,006

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Number of Shares		Value
	Preferred Stocks (Continued)
	Utilities (Continued)
30,506	South Jersey Industries, Inc. 7.250%, 4/15/2021[1]	$1,576,550
27,209	Vistra Energy Corp. 7.000%, 7/1/2019[1]	2,686,753
		5,886,309
	Total Preferred Stocks (Cost $36,642,414)	37,033,188
	Rights – 0.0%
10	A Schulman, Inc., Expiration Date: December 31, 2019*8,9	5
	Total Rights (Cost $0)	5

	Short-Term Investments – 5.9%
16,589,560	Fidelity Investments Money Market Funds - Treasury Portfolio - Institutional Class, 2.246%[2,7]	16,589,560
	Total Short-Term Investments (Cost $16,589,560)	16,589,560
	Total Investments – 97.4% (Cost $259,058,656)	273,011,710
	Other Assets in Excess of Liabilities – 2.6%	7,274,350
	Total Net Assets – 100.0%	$280,286,060
	Securities Sold Short – (35.5)%
	Common Stocks – (35.5)%
	Basic Materials – (1.0)%
(206,406)	Cleveland-Cliffs, Inc.	(2,061,996)
(108,832)	First Majestic Silver Corp.*,3	(716,115)
		(2,778,111)
	Communications – (5.2)%
(35,675)	CalAmp Corp.*	(448,791)
(60,786)	Chegg, Inc.*	(2,317,162)
(2,473)	FireEye, Inc.*	(41,522)
(182,450)	Harmonic, Inc.*	(988,879)
(2,813)	MercadoLibre, Inc.*	(1,428,244)
(25,078)	Motorola Solutions, Inc.	(3,521,453)
(20,969)	Perficient, Inc.*	(574,341)
(182,709)	Sirius XM Holdings, Inc.	(1,035,960)
(22,980)	Wayfair, Inc.*	(3,411,381)
(5,401)	Weibo Corp. - ADR*,3	(334,808)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Number of Shares		Value
	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Communications (Continued)
(17,305)	Zillow Group, Inc. - Class C*	$(601,176)
		(14,703,717)
	Consumer, Cyclical – (0.9)%
(75,357)	Ezcorp, Inc. - Class A*	(702,327)
(18,836)	Live Nation Entertainment, Inc.*	(1,196,840)
(32,171)	Meritor, Inc.*	(654,680)
		(2,553,847)
	Consumer, Non-cyclical – (7.8)%
(54,055)	Alder Biopharmaceuticals, Inc.*	(737,851)
(19,548)	Exact Sciences Corp.*	(1,693,248)
(25,367)	Flexion Therapeutics, Inc.*	(316,580)
(13,827)	FTI Consulting, Inc.*	(1,062,190)
(19,519)	Horizon Pharma PLC*,3	(515,887)
(105,307)	Innoviva, Inc.*	(1,477,457)
(29,568)	Insmed, Inc.*	(859,542)
(19,282)	Insulet Corp.*	(1,833,525)
(24,698)	Ionis Pharmaceuticals, Inc.*	(2,004,737)
(119,537)	Ironwood Pharmaceuticals, Inc.*	(1,617,336)
(5,326)	Ligand Pharmaceuticals, Inc.*	(669,531)
(19,282)	Medicines Co.*	(538,932)
(14,758)	Neurocrine Biosciences, Inc.*	(1,300,180)
(23,053)	Radius Health, Inc.*	(459,677)
(28,212)	Retrophin, Inc.*	(638,438)
(18,174)	Square, Inc. - Class A*	(1,361,596)
(46,720)	Team, Inc.*	(817,600)
(29,641)	Theravance Biopharma, Inc.*,3	(671,961)
(83,099)	Verastem, Inc.*	(245,973)
(98,085)	Wright Medical Group, Inc.*,3	(3,084,773)
		(21,907,014)
	Energy – (1.6)%
(7,701)	Cheniere Energy, Inc.*	(526,441)
(90,896)	Helix Energy Solutions Group, Inc.*	(718,987)
(366,246)	Nabors Industries Ltd.[3]	(1,259,886)
(96,502)	Newpark Resources, Inc.*	(883,958)
(22,367)	SEACOR Holdings, Inc.*	(945,677)
		(4,334,949)
	Financial – (4.0)%
(2,540)	Affiliated Managers Group, Inc.	(272,060)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Number of Shares		Value
	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Financial (Continued)
(10,319)	Apollo Commercial Real Estate Finance, Inc. - REIT	$(187,806)
(12,262)	Arbor Realty Trust, Inc. - REIT	(159,038)
(110,385)	AXA Equitable Holdings, Inc.	(2,223,154)
(5,247)	Blackstone Mortgage Trust, Inc. - Class A - REIT	(181,336)
(64,878)	Cowen, Inc. - Class A*	(940,082)
(27,383)	Encore Capital Group, Inc.*	(745,639)
(5,539)	Granite Point Mortgage Trust, Inc. - REIT	(102,859)
(3,382)	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	(86,715)
(43,120)	Hope Bancorp, Inc.	(564,010)
(57,186)	Invitation Homes, Inc. - REIT	(1,391,335)
(144,372)	iStar, Inc. - REIT	(1,215,612)
(4,057)	KKR Real Estate Finance Trust, Inc. - REIT	(81,221)
(16,489)	MGIC Investment Corp.*	(217,490)
(1,188)	New Mountain Finance Corp.	(16,121)
(20,030)	PRA Group, Inc.*	(537,004)
(23,892)	QTS Realty Trust, Inc. - Class A - REIT	(1,074,901)
(5,953)	Redwood Trust, Inc. - REIT	(96,141)
(6,306)	Two Harbors Investment Corp. - REIT	(85,320)
(11,781)	Virtus Investment Partners, Inc.	(1,149,237)
		(11,327,081)
	Industrial – (4.0)%
(59,936)	Aerojet Rocketdyne Holdings, Inc.*	(2,129,526)
(36,626)	Atlas Air Worldwide Holdings, Inc.*	(1,851,811)
(78,550)	Colfax Corp.*	(2,331,364)
(32,759)	Energizer Holdings, Inc.	(1,471,862)
(21,254)	II-VI, Inc.*	(791,499)
(55,427)	Knowles Corp.*	(977,178)
(13,307)	OSI Systems, Inc.*	(1,165,693)
(44,391)	Ship Finance International Ltd.[3]	(547,785)
(3,383)	SunPower Corp.*	(22,023)
		(11,288,741)
	Technology – (9.4)%
(14,554)	Atlassian Corp. PLC - Class A*,3	(1,635,724)
(15,530)	Cree, Inc.*	(888,627)
(56,326)	Cypress Semiconductor Corp.	(840,384)
(39,398)	Electronics For Imaging, Inc.*	(1,059,806)
(12,799)	Envestnet, Inc.*	(836,927)
(34,577)	Evolent Health, Inc. - Class A*	(434,979)
(29,530)	j2 Global, Inc.	(2,557,298)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Number of Shares		Value
	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Technology (Continued)
(38,702)	Microchip Technology, Inc.	$(3,210,718)
(17,814)	Momo, Inc. - ADR*,3	(681,207)
(16,132)	MongoDB, Inc.*	(2,371,727)
(68,745)	NCR Corp.*	(1,876,051)
(8,799)	New Relic, Inc.*	(868,461)
(44,570)	ON Semiconductor Corp.*	(916,805)
(29,741)	Pure Storage, Inc.*	(648,056)
(24,836)	Rapid7, Inc.*	(1,256,950)
(21,902)	RealPage, Inc.*	(1,329,232)
(11,610)	Splunk, Inc.*	(1,446,606)
(6,150)	Synaptics, Inc.*	(244,462)
(12,970)	Tabula Rasa HealthCare, Inc.*	(731,767)
(8,265)	Veeco Instruments, Inc.*	(89,593)
(11,936)	Workday, Inc. - Class A*	(2,301,858)
		(26,227,238)
	Utilities – (1.6)%
(37,199)	CenterPoint Energy, Inc.	(1,142,009)
(20,522)	NRG Energy, Inc.	(871,775)
(35,331)	South Jersey Industries, Inc.	(1,133,065)
(47,201)	Vistra Energy Corp.	(1,228,642)
		(4,375,491)
	Total Common Stocks (Proceeds $87,129,630)	(99,496,189)
	Total Securities Sold Short (Proceeds $87,129,630)	$(99,496,189)

Number of Contracts
	WRITTEN Options Contracts – (0.4)%
	Call Options – (0.4)%
	Equity – (0.4)%
(121)	Aerojet Rocketdyne Holdings, Inc. Exercise Price: $35.00, Notional Amount: $(423,500), Expiration Date: May 17, 2019	(31,763)
(31)	Atlassian Corp. PLC Exercise Price: $115.00, Notional Amount: $(356,500), Expiration Date: June 21, 2019	(25,575)
(86)	Chegg, Inc. Exercise Price: $35.00, Notional Amount: $(301,000), Expiration Date: April 18, 2019	(30,530)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Number of Contracts		Value
	Securities Sold Short (Continued)
	WRITTEN Options Contracts (Continued)
	Call Options (Continued)
	Equity (Continued)
(407)	Cleveland-Cliffs, Inc. Exercise Price: $10.00, Notional Amount: $(407,000), Expiration Date: May 17, 2019	$(28,490)
(32)	Envestnet, Inc. Exercise Price: $65.00, Notional Amount: $(208,000), Expiration Date: May 17, 2019	(11,520)
(41)	Exact Sciences Corp. Exercise Price: $77.50, Notional Amount: $(317,750), Expiration Date: April 18, 2019	(42,025)
(385)	First Majestic Silver Corp. Exercise Price: $6.00, Notional Amount: $(231,000), Expiration Date: April 18, 2019	(25,025)
(81)	Horizon Pharma PLC Exercise Price: $20.00, Notional Amount: $(162,000), Expiration Date: April 18, 2019	(51,840)
(62)	Ionis Pharmaceuticals, Inc. Exercise Price: $60.00, Notional Amount: $(372,000), Expiration Date: April 18, 2019	(134,230)
(315)	Ironwood Pharmaceuticals, Inc. Exercise Price: $12.50, Notional Amount: $(393,750), Expiration Date: May 17, 2019	(50,400)
(92)	Medicines Co. Exercise Price: $21.00, Notional Amount: $(193,200), Expiration Date: April 18, 2019	(68,080)
(6)	MercadoLibre, Inc. Exercise Price: $500.00, Notional Amount: $(300,000), Expiration Date: June 21, 2019	(28,620)
(55)	Microchip Technology, Inc. Exercise Price: $80.00, Notional Amount: $(440,000), Expiration Date: April 19, 2019	(22,275)
(65)	Momo, Inc. Exercise Price: $35.00, Notional Amount: $(227,500), Expiration Date: April 18, 2019	(24,700)
(31)	MongoDB, Inc. Exercise Price: $100.00, Notional Amount: $(310,000), Expiration Date: May 17, 2019	(148,645)
(33)	Neurocrine Biosciences, Inc. Exercise Price: $85.00, Notional Amount: $(280,500), Expiration Date: May 17, 2019	(27,060)
(53)	Rapid7, Inc. Exercise Price: $50.00, Notional Amount: $(265,000), Expiration Date: May 17, 2019	(20,405)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2019

Number of Contracts		Value
	Securities Sold Short (Continued)
	WRITTEN Options Contracts (Continued)
	Call Options (Continued)
	Equity (Continued)
(43)	Square, Inc. Exercise Price: $75.00, Notional Amount: $(322,500), Expiration Date: May 17, 2019	$(21,285)
(41)	Synaptics, Inc. Exercise Price: $35.00, Notional Amount: $(143,500), Expiration Date: June 21, 2019	(25,010)
(47)	Wayfair, Inc. Exercise Price: $100.00, Notional Amount: $(470,000), Expiration Date: May 17, 2019	(237,115)
		(1,054,593)
	Total Call Options (Proceeds $501,416)	(1,054,593)
	Total WRITTEN Options Contracts (Proceeds $501,416)	$(1,054,593)

ADR – American Depository Receipt

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Convertible security.
[2]	All or a portion of this security is segregated as collateral for securities sold short.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $64,392,037 which represents 23.0% of Net Assets.
[5]	Callable.
[6]	Perpetual security. Maturity date is not applicable.
[7]	The rate is the annualized seven-day yield at period end.
[8]	Level 3 securities fair valued under procedures established by the Board of Trustees, represent 0.00% of Net Assets. The absolute value of these securities is $5.
[9]	Illiquid security, represents 0.00% of Net Assets. The total value of these securities is $5.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund

SUMMARY OF INVESTMENTS

As of March 31, 2019

Security Type/Sector	Percent of Total Net Assets
Bonds
Financial	19.6%
Consumer, Non-cyclical	17.3%
Technology	15.5%
Communications	10.6%
Industrial	6.7%
Energy	3.2%
Consumer, Cyclical	2.2%
Basic Materials	1.9%
Utilities	0.6%
Total Bonds	77.6%
Preferred Stocks
Financial	7.1%
Utilities	2.1%
Industrial	1.8%
Technology	1.0%
Energy	0.6%
Basic Materials	0.6%
Total Preferred Stocks	13.2%
Exchange-Traded Funds	0.7%
Rights	0.0%
Short-Term Investments	5.9%
Total Investments	97.4%
Other Assets in Excess of Liabilities	2.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2019

Assets:
Investments, at value (cost $259,058,656)	$273,011,710
Cash deposited with brokers for securities sold short	106,533,167
Receivables:
Investment securities sold	18,771
Fund shares sold	243,071
Dividends and interest	1,802,326
Due from Broker	157,452
Prepaid expenses	24,666
Total assets	381,791,163

Liabilities:
Securities sold short, at value (proceeds $87,129,630)	99,496,189
Written options contracts, at value (proceeds $501,416)	1,054,593
Payables:
Investment securities purchased	45,632
Fund shares redeemed	409,205
Subadvisory fees	228,571
Advisory fees	67,155
Dividends on securities sold short	59,857
Shareholder servicing fees (Note 6)	47,025
Fund administration fees	40,599
Auditing fees	19,750
Transfer agent fees and expenses	11,498
Custody fees	4,344
Trustees' Deferred Compensation (Note 3)	2,643
Chief Compliance Officer fees	1,553
Trustees' fees and expenses	239
Distribution fees - Class A (Note 7)	84
Accrued other expenses	16,166
Total liabilities	101,505,103

Net Assets	$280,286,060

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$284,043,619
Total accumulated deficit	(3,757,559)
Net Assets	$280,286,060

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$856,300
Shares outstanding	84,549
Redemption price	10.13
Maximum sales charge (5.75% of offering price)*	0.62
Maximum offering price to public	$10.75

Class I Shares:
Net assets applicable to shares outstanding	$279,429,760
Shares outstanding	27,605,243
Redemption price	$10.12

* On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2019

Investment Income:
Dividends	$1,969,696
Interest	8,871,920
Total investment income	10,841,616

Expenses:
Subadvisory fees	2,719,188
Advisory fees	1,001,805
Dividends on securities sold short	642,490
Shareholder servicing fees (Note 6)	216,455
Fund administration fees	213,532
Legal fees	93,432
Registration fees	52,611
Transfer agent fees and expenses	46,796
Fund accounting fees	36,011
Shareholder reporting fees	20,499
Custody fees	20,407
Auditing fees	20,283
Chief Compliance Officer fees	19,724
Commitment fees (Note 11)	12,702
Miscellaneous	8,899
Trustees' fees and expenses	8,175
Distribution fees - Class A (Note 7)	4,896
Insurance fees	2,437
Total expenses	5,140,342
Advisory fees recovered	1,035
Net expenses	5,141,377
Net investment income	5,700,239

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,657,387
Securities sold short	(10,350,164)
Written options contracts	1,114,292
Net realized gain	5,421,515
Net change in unrealized appreciation/depreciation on:
Investments	(1,917,060)
Securities sold short	(417,973)
Written options contracts	(685,198)
Net change in unrealized appreciation/depreciation	(3,020,231)
Net realized and unrealized gain	2,401,284

Net Increase in Net Assets from Operations	$8,101,523

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$5,700,239	$5,519,141
Net realized gain on investments, purchased options contracts, securities sold short, and written options contracts	5,421,515	3,798,117
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, and written options contracts	(3,020,231)	195,923
Net increase in net assets resulting from operations	8,101,523	9,513,181

Distributions to Shareholders:
Distributions:[1]
Class A	(33,530)
Class I	(5,245,637)
Total	(5,279,167)
From net investment income:
Class A		(58,932)
Class I		(5,309,363)
Total		(5,368,295)

Capital Transactions:
Net proceeds from shares sold:
Class A	313,345	853,863
Class I	79,355,790	48,362,683
Reinvestment of distributions:
Class A	32,371	57,725
Class I	4,588,864	4,810,765
Cost of shares redeemed:
Class A	(2,977,870)	(2,128,087)
Class I	(86,477,727)	(74,062,724)
Net decrease in net assets from capital transactions	(5,165,227)	(22,105,775)

Total decrease in net assets	(2,342,871)	(17,960,889)

Net Assets:
Beginning of period	282,628,931	300,589,820
End of period[2]	$280,286,060	$282,628,931

Capital Share Transactions:
Shares sold:
Class A	31,207	85,255
Class I	7,957,248	4,835,178
Reinvestment of distributions:
Class A	3,246	5,790
Class I	462,665	482,824
Shares redeemed:
Class A	(297,247)	(212,341)
Class I	(8,630,606)	(7,392,795)
Net decrease in capital share transactions	(473,487)	(2,196,089)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	End of year net assets included accumulated undistributed net investment income of $1,223,852 for the year ended March 31 ,2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.04	$9.90	$9.32	$9.93	$10.29
Income from Investment Operations:
Net investment income[1]	0.17	0.16	0.18	0.17	0.04
Net realized and unrealized gain (loss)	0.07	0.13	0.50	(0.51)	(0.18)
Total from investment operations	0.24	0.29	0.68	(0.34)	(0.14)

Less Distributions:
From net investment income	(0.15)	(0.15)	(0.10)	(0.27)	(0.05)
From net realized gain	-	-	-	-	(0.17)
Total distributions	(0.15)	(0.15)	(0.10)	(0.27)	(0.22)

Net asset value, end of period	$10.13	$10.04	$9.90	$9.32	$9.93

Total return[2]	2.47%	2.99%	7.33%	(3.51)%	(1.40)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$856	$3,486	$4,639	$6,669	$14,720

Ratio of expenses to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered[3]	2.04%	2.01%	2.31%	2.35%	2.34%
After fees waived/recovered[3]	2.04%	2.01%	2.31%	2.34%	2.36%

Ratio of net investment income to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered	1.74%	1.60%	1.87%	1.79%	0.45%
After fees waived/recovered	1.74%	1.60%	1.87%	1.80%	0.43%

Portfolio turnover rate	76%	52%	54%	66%	104%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30%, 0.27%, 0.57%, 0.60%, and 0.62% for the periods ended March 31, respectively.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.04	$9.90	$9.33	$9.94	$10.30
Income from Investment Operations:
Net investment income[1]	0.20	0.19	0.21	0.20	0.07
Net realized and unrealized gain (loss)	0.07	0.13	0.49	(0.51)	(0.20)
Total from investment operations	0.27	0.32	0.70	(0.31)	(0.13)

Less Distributions:
From net investment income	(0.19)	(0.18)	(0.13)	(0.30)	(0.06)
From net realized gain	-	-	-	-	(0.17)
Total distributions	(0.19)	(0.18)	(0.13)	(0.30)	(0.23)

Net asset value, end of period	$10.12	$10.04	$9.90	$9.33	$9.94

Total return[2]	2.71%	3.28%	7.54%	(3.19)%	(1.25)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$279,430	$279,143	$295,950	$263,249	$439,339

Ratio of expenses to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered[3]	1.79%	1.76%	2.06%	2.10%	2.09%
After fees waived/recovered[3]	1.79%	1.76%	2.06%	2.09%	2.11%

Ratio of net investment income to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered	1.99%	1.85%	2.12%	2.04%	0.70%
After fees waived/recovered	1.99%	1.85%	2.12%	2.05%	0.68%

Portfolio turnover rate	76%	52%	54%	66%	104%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30%, 0.27%, 0.57%, 0.60%, and 0.62% for the periods ended March 31, respectively.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

Note 1 – Organization

Palmer Square SSI Alternative Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek income and absolute return. The Fund commenced investment operations on May 25, 2012, with two classes of shares, Class A and Class I.

The Fund commenced operations on May 25, 2012, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $159,793,680 transfer of Class I shares of the Fund in exchange for the net assets of the SSI Hedged Convertible Income Fund, L.P., a California limited partnership (the “Partnership”).  This exchange was nontaxable, whereby the Fund issued 15,979,368 shares for the net assets of the Partnership on May 29, 2012.  Cash and the investment portfolio of the Partnership with a fair value of $130,118,269 on long securities and $69,056,585 on short sales (identified cost of investment transferred were $122,651,515 on long securities and $67,457,372 on short sales) were the primary assets received by the Fund.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

(b) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions. The Fund did not enter into any forward foreign currency exchange contracts for the year ended March 31, 2019.

(d) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

(e) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

In conjunction with the use of short sales the Fund may be required to maintain collateral in various forms. At March 31, 2019, securities pledged as collateral are denoted in the Fund’s Schedule of Investments and segregated cash deposited with broker for securities sold short is reflected in the Fund’s Statement of Assets and Liabilities.

(f) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(h) Stock Index Futures

The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(j) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended March 31, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders

The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.35% of the Fund’s average daily net assets. The Trust, on behalf of the Fund, has also entered into a Sub-Advisory Agreement with SSI Investment Management, Inc. (the “Sub-Advisor”). Under the terms of the Sub-Advisory Agreement, the Fund pays a monthly investment advisory fee to the Sub-Advisor at the annual rate of 0.95% for the first $300 million of the Fund’s average daily net assets and 0.85% of the Fund’s average daily net assets greater than $300 million. The Fund’s Advisor and Sub-Advisor have contractually agreed to waive their fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any shareholder servicing plan fees, taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N1-A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively. The expense limitation agreement has been structured so that the Advisor will first be required to waive an amount up to its entire management fee (0.35%) before the Sub-Advisor will be required to waive its fee or absorb Fund operating expenses that exceed the amount of the Advisor’s fee. This agreement is effective until July 31, 2019 and is subject thereafter to annual re-approval of the agreement by the Advisor, Sub-Advisor, and the Trust’s Board of Trustees. This agreement may be terminated before that date only with the consent of the Trust’s Board of Trustees.

For the year ended March 31, 2019, the Advisor recovered a portion of its advisory fees totaling $1,035 and the Sub-Advisor waived none of its sub-advisory fees. The Advisor and Sub-Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At March 31, 2019, the amount of these potentially recoverable expenses was $2,768. The Advisor may recapture all or a portion of this amount no later than March 31, of the years stated below.

2021	$2,768
Total	$2,768

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. The Fund’s allocated fees incurred for distribution, fund accounting, fund administration and transfer agency services for the year ended March 31, 2019 are reported on the Statement of Operations.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended March 31, 2019, there were no fees reduced by earning credits. The Custody fees are reported on the Statement of Operations.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended March 31, 2019, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At March 31, 2019, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$172,097,770

Gross unrealized appreciation	$26,805,529
Gross unrealized depreciation	(26,442,371)

Net unrealized appreciation on investments	$363,158

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/deficit as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings (Deficits)
$4,618	$(4,618)

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

As of March 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,725,969
Undistributed long-term capital gains	-
Tax accumulated earnings	1,725,969

Accumulated capital and other losses	(5,846,686)
Net unrealized depreciation on securities sold short	(12,739,294)
Net unrealized depreciation on written options contracts	(553,177)
Net unrealized appreciation on investments	13,655,629
Total accumulated deficit	$(3,757,559)

At March 31, 2019, the Fund had $5,844,043 of accumulated capital loss carryforward which consisted of $5,844,043 non-expiring short-term and $0 non-expiring long-term. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended March 31, 2019 and March 31, 2018 were as follows:

Distributions paid from:	2019	2018
Ordinary income	$5,279,167	$5,368,295
Net long-term capital gains	-	-
Total taxable distributions	5,279,167	5,368,295
Total distributions paid	$5,279,167	$5,368,295

Note 5 – Investment Transactions

For the year ended March 31, 2019, purchases and sales of investments, excluding short-term investments, were $165,448,824 and $183,610,414, respectively. Securities sold short and short securities covered were $112,906,255 and $131,113,138, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended March 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

For the year ended March 31, 2019, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets
Investments
Corporate Bonds*	$-	$217,453,057	$-	$217,453,057
Exchange-Traded Funds	1,935,900	-	-	1,935,900
Preferred Stocks
Basic Materials	-	1,668,520	-	1,668,520
Energy	1,756,572	-	-	1,756,572
Financial	12,834,849	6,957,096	-	19,791,945
Industrial	4,958,258	-	-	4,958,258
Technology	-	2,971,584	-	2,971,584
Utilities	5,886,309	-	-	5,886,309
Rights	-	-	5	5
Short-Term Investments	16,589,560	-	-	16,589,560
Total Investments	$43,961,448	$229,050,257	$5	$273,011,710

Liabilites
Securities Sold Short
Common Stocks*	$99,496,189	$-	$-	$99,496,189
Written Options Contracts	501,408	553,185	-	1,054,593
Total Liabilities	$99,997,597	$553,185	$-	$100,550,782

* All corporate bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance March 31, 2018	$-
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	5
Net purchases	-
Net sales	-
Balance as of March 31, 2019	$5

Note 10 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2019 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$-	Written options contracts, at value	$1,054,593
Total		$-		$1,054,593

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2019 are as follows:

	Derivatives not designated as hedging instruments
	Equity Contracts	Foreign exchange contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Written options contracts	$1,114,292	$-	$-	$1,114,292
	$1,114,292	$-	$-	$1,114,292

	Equity Contracts	Foreign exchange contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Written options contracts	$(685,198)	$-	$-	$(685,198)
	$(685,198)	$-	$-	$(685,198)

The quarterly average volumes of derivative instruments as of March 31, 2019 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Written options contracts	Notional Value	$(6,113,140)

Note 11 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 20% of the adjusted net assets of the Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Commitment fees for the year ended March 31, 2019 are disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended March 31, 2019.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

Note 12 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred throught the date of issuance of the Fund’s financial statements.

At a meeting held on December 5 and 6, 2018, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund into the American Beacon SSI Alternative Income Fund, a newly organized series of American Beacon Funds (the “American Beacon Fund”).

The Plan provides for the Fund to transfer all of its assets to the American Beacon Fund in return for shares of the American Beacon Fund and the American Beacon Fund’s assumption of all of the Fund’s liabilities. Shareholders of the Fund will become shareholders of the American Beacon Fund, receiving shares of the American Beacon Fund equal in value to the shares of the Fund held by the shareholders immediately prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by the Fund or its shareholders for federal tax purposes. The Advisor and American Beacon Advisors, Inc., the investment advisor to the American Beacon Fund, have agreed to bear all of the Fund’s costs related to the reorganization.

The reorganization of the Fund into the American Beacon Fund was subject to approval by the Fund’s shareholders.

The Fund’s shareholders approved the Plan at a meeting held on April 29, 2019. The results of the shareholders meeting are reported in the Supplemental Information pages.

At the close of business on May 17, 2019, the Fund reorganized into the American Beacon Fund.

There were no additional events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square SSI Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Palmer Square SSI Alternative Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment Managers Series Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 24, 2019

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended March 31, 2019, 27.48% of dividends to be paid from net investment income from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended March 31, 2019, 27.12% of dividends to be paid from net investment income from the Fund, is designated as dividends received deduction available to corporate shareholders.

Results of Shareholder Meeting

On December 17, 2018, shareholders of the Fund approved the reappointment Palmer Square Capital Management LLC as investment advisor to the Fund. The percentage of share outstanding and entitled to vote that were present by proxy was 58.87%. The number of shares voted were as follows:

For	Against	Abstain	Total
16,424,703	50,367	64,750	16,539,820

On April 29, 2019, shareholders of the Fund approved the reorganization into the American Beacon SSI Alternative Income Fund. The percentage of share outstanding and entitled to vote that were present by proxy was 58.23%. The number of shares voted were as follows:

For	Against	Abstain	Total
17,514,683	42,348	70,903	17,627,934

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 10 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	4	Investment Managers Series Trust II, a registered investment company (includes 10 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Palmer Square Strategic Credit Fund, Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on June 20-21, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Palmer Square Capital Management, LLC (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Trust and SSI Investment Management Inc. (the “Sub-Advisor”), with respect to the Palmer Square SSI Alternative Income Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.”

In addition, at an in-person meeting held on October 24, 2018, the Board, including the Independent Trustees, unanimously approved a new advisory agreement (the “New Advisory Agreement”) between the Trust and the Investment Advisor with respect to the Fund, in connection with a pending management buy-out of Montage Investments, LLC’s majority ownership interest in the Investment Advisor, which was held indirectly by the Bicknell Family Holding Company, LLC, the owner of Montage Investments (the “Transaction”). Under the 1940 Act, the closing of the Transaction would result in a change of control of the Investment Advisor and the automatic termination of the then-existing Advisory Agreement. The New Advisory Agreement is substantially the same as the Advisory Agreement, except that the New Advisory Agreement would be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the Fund, in which case the New Advisory Agreement would remain in effect for a two-year period. The Board approved the New Advisory Agreement subject to the approval of the Fund’s shareholders. The Fund’s shareholders approved the New Advisory Agreement at a meeting held on December 17, 2018, and the Investment Advisor began providing services to the Fund under the New Advisory Agreement on December 31, 2018, upon the closing of the Transaction.

In approving renewal of the Fund Advisory Agreements and approving the New Advisory Agreement, the Board, including the Independent Trustees, determined that each such approval was in the best interests of the Fund and its shareholders.

Fund Advisory Agreements

Background

In advance of the June meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s and the Sub-Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the FTSE Treasury Bill 3-Month Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Market Neutral fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended March 31, 2018; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION - Continued

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Palmer Square Capital Management, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one- and three-year periods were above the FTSE Treasury Bill 3-Month Index returns and the Peer Group and Fund Universe median returns. The Fund’s annualized total return for the five-year period was above the FTSE Index return, but below the Fund Universe and Peer Group median returns by 0.39% and 0.56%, respectively. The Trustees noted the Investment Advisor’s assertion that the Fund underperformed during the five-year period compared to the Peer Group primarily as a result of differences in strategies employed by the Peer Group funds.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Fund Universe and Peer Group medians by 0.20% and 0.30%, respectively. The Trustees noted that the Sub-Advisor, which receives its sub-advisory fee directly from the Fund, had agreed to implement a fee breakpoint of 0.10% for assets over $300 million effective December 18, 2017, and that the Fund’s net assets as of March 31, 2018, were close to $300 million. The Trustees observed that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.08% and 0.12%, respectively. The Trustees observed that the Fund’s annual total expenses were not in the top quartile of the funds in the Peer Group.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended March 31, 2018, noting that the Investment Advisor had waived a portion of its advisory fee for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION - Continued

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

SSI Investment Management Inc.

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund, which they noted was lower than the Sub-Advisor’s fees to manage two other accounts and a private fund using similar strategies as the Fund, two of which charge performance-based fees in addition to asset-based fees. The Board noted that the Fund pays the Sub-Advisor’s sub-advisory fee directly.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Profitability and Benefits to the Sub-Advisor

The Board considered information prepared by the Sub-Advisor relating to its costs and profits with respect to the Fund for the year ended March 31, 2018. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Sub-Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION - Continued

New Advisory Agreement

In reviewing the New Advisory Agreement at the October meeting, the Trustees considered that Chris Long and Angie Long, the principals and senior management of the Investment Advisor, reached an agreement with Montage Investments to buy its majority ownership interest in the Investment Advisor; that the Transaction would result in a change of control of the Investment Advisor that would result in the termination of the Advisory Agreement; that the Investment Advisor had represented that neither the investment objectives nor the investment strategies of the Fund would change as a result of the Transaction; and that the Investment Advisor was not anticipating any changes to the day-to-day operations of the Investment Advisor as a result of the Transaction.

In considering the New Advisory Agreement, the Board reviewed information and a presentation by representatives of the Investment Advisor regarding the Transaction and the Investment Advisor’s financial condition. The Board noted that no changes to the Fund’s advisory fee or expense caps were being proposed in connection with the Transaction. In addition, the Board noted that the Investment Advisor did not expect the Transaction to result in any changes to the day-to-day management of the Fund, the advisory personnel responsible for managing the Fund, or the profitability to the Investment Advisor of its relationship with the Fund. The Board considered the Investment Advisor’s belief that it had the necessary resources to operate autonomously from Montage Investments, LLC and Bicknell Family Holding Company, LLC. In particular, the Board noted that during the past year the Investment Advisor had internalized almost all of the services previously provided by Montage Investments, LLC and Bicknell Family Holding Company, LLC. In addition, the Board reviewed information regarding the Investment Advisor’s expected revenues and expenses for 2018, as well as the estimated principal and interest payments on loans related to the Transaction for the first 12 months following the Transaction. The Board also considered the Investment Advisor’s indication that it did not anticipate that the Transaction would result in any material changes to the information it previously presented to the Board in connection with the Board’s annual review of the Advisory Agreement in June 2018, which the Board also reviewed.

Based on its review, including its consideration of the fact that the Investment Advisor’s compensation under the proposed New Advisory Agreement with respect to the Fund is the same as its compensation under the Advisory Agreement, the Board and the Independent Trustees concluded that the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund after the Transaction, and that in light of the services to be provided by the Investment Advisor to the Fund, the compensation to be paid to it under the New Advisory Agreement with respect to the Fund is fair and reasonable, and that approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board and the Independent Trustees approved the New Advisory Agreement.

Palmer Square SSI Alternative Income Fund

EXPENSE EXAMPLE

For the Six Months Ended March 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		10/1/18	3/31/19	10/1/18 – 3/31/19
Class A	Actual Performance*	$1,000.00	$1,019.30	$10.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	9.99
Class I	Actual Performance*	1,000.00	1,019.50	8.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.08	8.73

* Expenses are equal to the Fund’s annualized expense ratio of 1.99% and 1.74% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

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Palmer Square SSI Alternative Income Fund

A series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Sub-Advisor

SSI Investment Management, Inc.

9440 Santa Monica Boulevard, 8th Floor

Beverly Hills, California 90210

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square SSI Alternative Income Fund – Class I	PSCIX	461418 246
Palmer Square SSI Alternative Income Fund – Class A	PSCAX	461418 253

Privacy Principles of the Palmer Square SSI Alternative Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square SSI Alternative Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (866) 933-9033.

Palmer Square SSI Alternative Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$16,950	$16,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	6/10/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	6/10/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	6/10/19